PAGE 1
                               CSX CORPORATION
                              INDEX TO EXHIBITS
Description                                                    Value
-----------                                                    -----
Articles of Incorporation, incorporated by reference
(filed with Commission as an Exhibit under Form SE dated
 February 20, 1991)                                           EX-3.1

Bylaws                                                        EX-3.2

CSX Stock Plan for Directors, incorporated by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.1

Special Retirement Plan for CSX Directors, incorporated by
 by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.2

Corporate Director Deferred Compensation Plan, incorporated
 by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.3

CSX Directors' Charitable Gift Plan, incorporated by
  reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.4

CSX Directors' Matching Gift Program, incorporated by
  reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.5

Form of Agreement with J.W. Snow, A.R. Carpenter,
  J.P. Clancey, P.R. Goodwin and G.L. Nichols, incorporated
  by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.6

Form of Retention Agreement with A.R. Carpenter and
  J.P. Clancey, incorporated by reference (a)
(filed with Commission as an Exhibit under Form SE dated
 February 26, 1992)                                           EX-10.7

Agreement with J.W. Snow, incorporated by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 4, 1994)                                               EX-10.8

Loan Agreement with A.R. Carpenter (a)                        EX-10.9






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         PAGE 2
                               CSX CORPORATION
                              INDEX TO EXHIBITS
Description                                                    Value
-----------                                                    -----
1991 Stock Purchase and Loan Plan, incorporated by
 reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.10

1987 Long-Term Performance Stock Plan, incorporated by
 reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.11

1985 Deferred Compensation Program for Executives
  of CSX Corporation and Affiliated Companies, incorporated
 by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.12

Supplementary Savings Plan and Incentive Award
  Deferral Plan for Eligible Executives of CSX
  Corporation and Affiliated Companies, incorporated by
  reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.13

Special Retirement Plan of CSX Corporation
  and Affiliated Companies, incorporated by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.14

Supplemental Retirement Plan of CSX Corporation
  and Affiliated Companies, incorporated by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.15

1994 Senior Management Incentive Compensation Plan,
 incorporated by reference (a)
(filed with Commission as an Exhibit under Form 10-K dated
 March 3, 1995)                                               EX-10.16

Subsidiaries of the Registrant                                EX-21

Consent of Independent Auditors                               EX-23

Financial Data Schedule - Schedule II                         EX-27

(a) Management Contract or Compensatory Plan or Arrangement.

(b) No other schedules are required to be filed.





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